UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2014

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

LS Theta Fund
Investor Class – LQTVX
Institutional Class – LQTIX

Annual Report
December 31, 2014

LS Theta Fund
a series of Investment Managers Series Trust

Table of Contents

Shareholder letter	1
Fund Performance	5
Schedule of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statement of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	21
Supplemental Information	22
Expense Example	24

This report and the financial statements contained herein are provided for the general information of the shareholders of the LS Theta Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.liquidstrategiesllc.com

Letter to Shareholders

The LS Theta Fund (“the Fund”) was launched on 3/31/14, providing three full quarters of trading for fiscal year-end 12/31/14.  This time period proved to be a very challenging one for many options-based strategies including the Fund.  Three key factors created significant headwinds for Theta for the month as they had throughout the year: 1) low baseline volatility; 2) short-lived market drawdown1 combined with high velocity recoveries; and 3) steep declines in put premiums during those recoveries.  As a result, the Fund finished the fiscal year with a -1.45% return compared to returns of 3.35% for the CBOE S&P 500 Put Write Index1 (“the PUT Index”).

In summarizing the fiscal year, it is helpful to examine each of these headwinds in more detail.  The first factor that weighed on the Fund was low baseline volatility.  The Fund’s return represents the difference between the income collected from selling weekly put options1 and the liabilities of any contracts we sold in weeks where the equity markets decline.  Low baseline volatility, as defined by the average level of the CBOE Volatility Index5 ("VIX"), results not only in less income potential but also in put strikes1 that are closer to the index value. These make it more difficult for the Fund to absorb weekly market drawdowns.  The following table reflects not only how low baseline volatility was in 2014 compared to previous years, but also illustrates that there were no sustained elevated levels of volatility, which further inhibited the income potential for the Fund.

Source: CBOE and Liquid Strategies, LLC

The “VIX” is the symbol for the Chicago Board Options Exchange (CBOE) Volatility Index, which shows the market’s expectation of 30-day volatility.  It is constructed using the implied volatilities of a wide range of S&P 500 Index options.  This volatility is meant to be forward looking and is calculated both from calls and puts.  The VIX is a widely used measure of market risk.  VIX values greater than 30 are generally associated with a large amount of volatility as a result of investor fear or uncertainty, while values below 20 generally correspond to less stressful, even complacent, times in the markets.

This information does not represent or predict the volatility of the Fund.  Past performance is no guarantee of future results.
The second factor that weighed on the Fund this fiscal year was the nature of the sharp market declines and steep recoveries in a matter of days, resulting in narrow V-shaped market movements.  As the table below highlights, the fiscal year had two material drawdowns of approximately 5% or more, each of which were intense in velocity but relatively short-lived.  During the December drawdown, the S&P 500 Total Return Index1 ("S&P") had its biggest weekly loss since November 2011.  Brief but rapid drawdowns can be problematic for the Fund.  Our risk models are purposely designed to be less sensitive to daily market noise.  As such, we may absorb a portion of the first part of a market drawdown before cutting exposure.  Also, longer drawdown periods provides for better opportunities to generate higher premiums due to a corresponding rise in market volatility.  Additionally, the pace of this fiscal year's recoveries was far more extreme than the other significant drawdowns since the beginning of 2010.  Rapid recoveries can be equally problematic for similar reasons.  Similar to how our risk models respond to drawdowns, they may miss initial upturns in the market.  If an upturn is extreme in terms of velocity, the Fund will incur an opportunity costs relating to either reduced exposure or rapidly falling option premiums.  For example, after a dramatic down week in the first full week of December, the S&P bounced back for its 2nd largest weekly gain in over two years.

Six Concourse Parkway   ●  Suite 3300   ●   Atlanta, Georgia 30328
800-970-2725   ●   770-350-8700
www.liquidstrategiesllc.com

Drawdown and Recovery Data on the S&P 500 Index

Source: Yahoo Finance and Liquid Strategies, LLC

The S&P 500 Index is unmanaged and does not include fees, taxes or charges.  It is not possible to invest directly into an index.

The two material drawdowns this fiscal year had Daily Recovery Rates greater than those in previous drawdowns. Of note, the recovery rate in 2014 increased with each drawdown, culminating in a rate of 1.02% per day for the December sell off.  The net result was that while our risk models did a solid job in preserving capital during the drawdowns, the Fund lagged during the recovery periods.  The more recent September and December drawdowns and corresponding high velocity recoveries are illustrated below.

Source: iShares and Liquid Strategies, LLC

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate and upon redemption, shares may be worth more or less than its original cost. Current performance may be lower or higher than shown here. For performance current to the most recent month-end, please call 1-844-854-7843.

Six Concourse Parkway   ●  Suite 3300   ●   Atlanta, Georgia 30328
800-970-2725   ●   770-350-8700
www.liquidstrategiesllc.com

The rapid recoveries during the fiscal year resulted in the third factor that weighed on the Fund: steep declines in put premiums during the recoveries.  Liquid Strategies typically welcomes reasonable amounts of market stress as it creates attractive opportunities for the Fund to capitalize on elevated put premiums caused by increased volatility.  A sustained level of elevated volatility is generally ideal for Theta.  In the case of this fiscal year, the rapid market recoveries resulted in historic declines in volatility/put premiums.  The daily rate at which volatility collapsed during the two drawdowns in the fiscal year far exceeded the declines in the previous years.

* Expressed in number of trading days. Drawdown and recovery rates and based on daily compounded values.

During the fiscal year, the PUT Index was able to better overcome these issues as that index is based on selling and holding short put positions for a full month.  This longer expiration cycle allowed the index to better participate in recoveries in 2014.  However, the longer cycles will likely hurt the index in prolonged drawdowns.  While the fiscal year produced low absolute returns for the Fund, we accept that fact that our rules-based process will result in underperformance in certain periods.  However, we also believe that there is reason to be optimistic for 2015 and beyond.  The probability of higher baseline volatility for 2015 increased significantly as volatility in nearly all risk assets has already started to turn higher due to a combination of factors including the uncertainty related to the unwinding of Quantitative Easing.  Our risk models that are driven by changes in both the absolute level and the momentum of volatility reached extremely high levels not seen since 2011 twice within a 3-month time period.  The frequency and magnitude of divergences between small cap and large cap stocks increased dramatically last year.  All of these factors support an assumption for higher baseline volatility in the coming year.  Higher baseline volatility would create a more favorable environment for the Fund.

By way of firm update, on 12/1/14 Perimeter Capital sold its interest in Concourse Capital Partners and used the proceeds to pay off its debt associated the original firm launch.  Perimeter Capital is now debt free.  During 2015, it is expected that Liquid Strategies will purchase its minority interest back from Perimeter Capital and will be 100% employee owned.

Six Concourse Parkway   ●  Suite 3300   ●   Atlanta, Georgia 30328
800-970-2725   ●   770-350-8700
www.liquidstrategiesllc.com

1 Definitions

Drawdown – The peak to trough decline of an investment/index during a specific period of time

CBOE S&P 500 Put Write Index – The index measures the performance of a hypothetical portfolio that sells a sequence of one-month, at-the-money (the index price is equal to the strike price), S&P 500 index puts and invests cash at one and three-month Treasury Bill rates

Put Options – Provides the holder the right to sell shares of a stock (or cash settle in the case of an index) at a certain price (strike price) up to a certain date in the future (expiration date)

Put Strike – The price at which a holder of a put option may sell shares of stock or in the case of index options the level that determines the amount of cash a holder may collect at expiration should the settlement value be below the strike price

S&P 500 TR – The S&P 500 Total Return Index measures the returns of the S&P 500 Index assuming that dividends are reinvested.  The S&P 500 Index is widely-followed measure of the performance of large capitalization stocks.

Russell 2000 TR – The Russell 2000 Total Return Index measures the returns of the Russell 2000 Index assuming that dividends are reinvested.  The Russell 2000 Index is widely-followed measure of the performance of small capitalization stocks.

Trough Date – The date at which the investment/index hit the lowest point during a drawdown.

Risk Considerations

The Fund is newly organized and does not have an operating history. The Fund invests primarily in put options on indices, exchange traded funds (ETFs) and common stocks. Accordingly it may be subject to equity risk affected by general market conditions and ETF risk. The Fund's positions in options may be subject to greater fluctuations in value than investments in the underlying instrument. The Fund will incur a form of economic leverage through its use of options, which may increase the volatility of the Fund's returns and may increase the risk of loss to the Fund. There can be no guarantee that the strategy of the Fund will be successful.

Liquid Strategies LLC as Investment Adviser to the Fund may waive these minimums lower for use by institutional investors, such as retirement plans.  The LS Theta Fund is distributed by IMST Distributors, LLC, which is not affiliated with the Adviser, the Trust, or any service provider to the Trust.

The views in this letter were as of 2014 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Six Concourse Parkway   ●  Suite 3300   ●   Atlanta, Georgia 30328
800-970-2725   ●   770-350-8700
www.liquidstrategiesllc.com

LS Theta Fund
FUND PERFORMANCE at December 31, 2014 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Institutional Class Shares, made at its inception, with a similar investment in the CBOE S&P 500 PutWrite Index and the Barclays US Aggregate Bond Index.  Results include the reinvestment of all dividends and capital gains.
The CBOE S&P 500 PutWrite Index is a benchmark index that measures the performance of a hypothetical portfolio that sells S&P 500® put options against collateralized cash reserves held in a money market account. The Barclays US Aggregate Bond index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.  These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and it is not possible to invest in an index.
Total Returns as of December 31, 2014	6 Months	Since Inception* (03/31/14)
LS Theta Fund – Investor Class	-3.19%	-1.55%
LS Theta Fund – Institutional Class	-3.19%	-1.45%
CBOE S&P 500 PutWrite Index	0.50%	3.35%
Barclays US Aggregate Bond Index	1.96%	4.05%

* Cumulative

The performance date quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (844) 8LIQUID.

Gross and Net Expense Ratios for the Investor Class shares were 1.94% and 1.50% respectively, and for the Institutional Class shares were 1.69% and 1.25% respectively, which were the amounts stated in the current prospectus.  The Fund’s Advisor has contractually agreed to waive its fees and/or absorb expenses.  In the absence of such waivers, the Fund’s returns would have been lower.  The contractual fee waivers are in effect until June 30, 2015.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

Shares redeemed within 30 days of purchase will be charged a 2.00% redemption fee.

LS Theta Fund
SCHEDULE OF INVESTMENTS
As of December 31, 2014

Principal Amount		Value

	SHORT-TERM INVESTMENTS – 100.0%
$124,344	UMB Money Market Fiduciary, 0.01%[1]	$124,344
	United States Treasury Bill:
1,500,000	0.00%, 2/5/2015[2]	1,500,002
1,235,000	0.00%, 4/2/2015[2]	1,234,891
1,400,000	0.00%, 5/7/2015[2]	1,399,805
1,500,000	0.00%, 5/21/2015	1,499,696
		5,758,738

	TOTAL INVESTMENTS – 100.0% (Cost $5,758,901)	5,758,738
	Liabilities in Excess of other assets – 0.0%	(747)

	TOTAL NET ASSETS – 100.0%	$5,757,991

Number of Contracts

	WRITTEN OPTIONS CONTRACTS – (1.1)%
	PUT OPTIONS – (1.1)%
	S&P 500 Index
(27)	Exercise Price: $2,080, Expiration Date: January 3, 2015	(60,480)

	TOTAL WRITTEN OPTIONS CONTRACTS (Proceeds $19,412)	$(60,480)

1   The rate is the annualized seven-day yield at period end.
2   All or a portion of this security is segregated as collateral for securities sold short.

See accompanying Notes to Financial Statements.

LS Theta Fund
SUMMARY OF INVESTMENTS
As of December 31, 2014

Security Type/Industry	Percent of Total Net Assets
Short-Term Investments	100.0%
Total Investments	100.0%
Liabilities in Excess of Other Assets	0.0%
Total Net Assets	100.0%

 See accompanying Notes to Financial Statements.

LS Theta Fund
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2014

Assets:
Investments, at value (cost $5,758,901)	$5,758,738
Cash deposited with broker	82,912
Receivables:
Fund shares sold	7,008
Dividends and interest	3
Due from Advisor	19,330
Prepaid expenses	19,360
Prepaid offering costs	8,461
Total assets	5,895,812

Liabilities:
Written options contracts, at value (proceeds $19,412)	60,480
Payables:
Fund shares redeemed	18,908
Shareholder servicing fees (Note 8)	2,034
Distribution fees (Note 7)	42
Auditing fees	15,999
Fund accounting fees	14,122
Administration fees	9,223
Transfer agent fees and expenses	6,088
Custody fees	2,627
Chief Compliance Officer fees	1,449
Trustees' fees and expenses	709
Accrued other expenses	6,140
Total liabilities	137,821

Net Assets	$5,757,991

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$5,814,678
Accumulated net realized loss on investments, purchased options contracts and written
options contracts	(15,456)
Net unrealized depreciation on:
Investments	(163)
Written options contracts	(41,068)
Net Assets	$5,757,991

Maximum Offering Price per Share:
Investor Class Shares:
Net assets applicable to shares outstanding	$188,605
Shares of beneficial interest issued and outstanding	19,348
Redemption price	$9.75

Institutional Class Shares:
Net assets applicable to shares outstanding	$5,569,386
Shares of beneficial interest issued and outstanding	570,349
Redemption price	$9.76

See accompanying Notes to Financial Statements.

LS Theta Fund
STATEMENT OF OPERATIONS
For the Period March 31, 2014* through December 31, 2014

Investment Income:
Interest	$2,057
Total investment income	2,057

Expenses:
Advisory fees	74,262
Fund accounting fees	40,438
Administration fees	38,743
Transfer agent fees and expenses	34,444
Registration fees	27,060
Offering costs	26,199
Auditing fees	15,999
Legal fees	12,535
Chief Compliance Officer fees	9,821
Custody fees	8,144
Trustees' fees and expenses	4,221
Shareholder reporting fees	4,021
Miscellaneous	3,088
Shareholder servicing fees (Note 8)	2,121
Insurance fees	905
Distribution fees (Note 7)	489
Interest Expense	60

Total expenses	302,550
Advisory fees waived	(74,261)
Other expenses absorbed	(134,911)
Net expenses	93,378
Net investment loss	(91,321)

Realized and Unrealized Gain (Loss) on Investments, Purchased Options Contracts and Written
Options Contracts:
Net realized gain on:
Investments	122
Purchased options contracts	47,574
Written options contracts	15,986
Net realized gain	63,682
Net change in unrealized appreciation/depreciation on:
Investments	(163)
Written options contracts	(41,068)
Net change in unrealized appreciation/depreciation	(41,231)
Net realized and unrealized gain on investments, purchased options contracts
and written options contracts	22,451

Net Decrease in Net Assets from Operations	$(68,870)

*	Commencement of operations.

See accompanying Notes to Financial Statements.

LS Theta Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Period March 31, 2014* through December 31, 2014
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(91,321)
Net realized gain on investments, purchased options contracts
and written options contracts	63,682
Net change in unrealized appreciation/depreciation on investments
and written options contracts	(41,231)
Net decrease in net assets resulting from operations	(68,870)

Distributions to Shareholders:
From net realized gain:
Investor Class	(1,837)
Institutional Class	(54,877)
Total distributions to shareholders	(56,714)

Capital Transactions:
Net proceeds from shares sold:
Investor Class	391,020
Institutional Class	31,048,413
Reinvestment of distributions:
Investor Class	1,837
Institutional Class	47,253
Cost of shares redeemed:
Investor Class[1]	(200,420)
Institutional Class[2]	(25,404,528)
Net increase in net assets from capital transactions	5,883,575

Total increase in net assets	5,757,991

Net Assets:
Beginning of period	-
End of period	$5,757,991

Capital Share Transactions:
Shares sold:
Investor Class	39,163
Institutional Class	3,101,550
Shares reinvested:
Investor Class	187
Institutional Class	4,807
Shares redeemed:
Investor Class	(20,002)
Institutional Class	(2,536,008)
Net increase from capital share transactions	589,697

*	Commencement of operations.
[1]	Net of redemption fee proceeds of $0
[2]	Net of redemption fee proceeds of $280

See accompanying Notes to Financial Statements.

LS Theta Fund
FINANCIAL HIGHLIGHTS
Investor Class

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period March 31, 2014* through December 31, 2014
Net asset value, beginning of period	$10.00
Income (loss) from Investment Operations:
Net investment loss	(0.15)
Net realized and unrealized gain on investments	-	[1]
Total from investment operations	(0.15)

Less Distributions:
From net investment income	-
From net realized gain	(0.10)
Total distributions	(0.10)

Redemption fee proceeds	-

Net asset value, end of period	$9.75

Total return[2]	(1.55)%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$189

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed	4.32%	[4]
After fees waived and expenses absorbed	1.50%	[4]

Ratio of net investment loss to average net assets (including interest expense):
Before fees waived and expenses absorbed	(4.29)%	[4]
After fees waived and expenses absorbed	(1.47)%	[4]

Portfolio turnover rate	-%	[3]

*	Commencement of operations.
[1]	Amount represents less than $0.01 per share.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

LS Theta Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period March 31, 2014* through December 31, 2014
Net asset value, beginning of period	$10.00
Income (loss) from Investment Operations:
Net investment loss	(0.16)
Net realized and unrealized gain on investments	0.02
Total from investment operations	(0.14)

Less Distributions:
From net realized gain	(0.10)
Total distributions	(0.10)

Redemption fee proceeds	-	[1]

Net asset value, end of period	$9.76

Total return[2]	(1.45)%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,569

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed	4.07%	[4]
After fees waived and expenses absorbed	1.25%	[4]

Ratio of net investment loss to average net assets (including interest expense):
Before fees waived and expenses absorbed	(4.04)%	[4]
After fees waived and expenses absorbed	(1.22)%	[4]

Portfolio turnover rate	-%	[3]

*	Commencement of operations.
[1]	Amount represents less than $0.01 per share.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

LS Theta Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2014

Note 1 – Organization
LS Theta Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek to generate current income with a low correlation to the risks and returns of major market indices. The Fund commenced investment operations on March 31, 2014, with two classes of shares: Investor Class and Institutional Class.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities and options at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value. If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

LS Theta Fund
NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2014

(b) Options
The Fund utilizes options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If a call option is exercised, the premium received is added to the proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. If a put option is exercised, the premium received is subtracted from the proceeds of the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options contracts written for the period March 31, 2014 (commencement of operations) through December 31, 2014 were as follows:

	Number of Contracts	Premium Amount
Outstanding at March 31, 2014	-	$-
Options written	5,359	1,650,791
Options terminated in closing purchasing transactions	(5,206)	(1,556,290)
Options expired	(126)	(75,089)
Options exercised	-	-
Outstanding at December 31, 2014	27	$19,412

(c) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the company’s understanding of the applicable country’s tax rules and rates. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

The Fund incurred offering costs of approximately $34,660, which are being amortized over a one-year period from March 31, 2014 (commencement of operations).

(d) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

LS Theta Fund
NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2014

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period March 31, 2014 (commencement of operations) through December 31, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Liquid Strategies, LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.50% and 1.25% of the Fund’s average daily net assets for Investor Class shares and Institutional Class shares, respectively, until June 30, 2015.

For the period March 31, 2014 (commencement of operations) through December 31, 2014, the Advisor waived its advisory fees and absorbed other expenses totaling $209,172. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred. At December 31, 2014, the amount of these potentially recoverable expenses was $209,172. The Advisor may recapture all or a portion of this amount no later than December 31, 2017.

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the period March 31, 2014 (commencement of operations) through December 31, 2014, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

LS Theta Fund
NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2014

Effective October 1, 2014, Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. Prior to October 2014, Cipperman & Co. provided CCO services to the Trust. The Fund’s allocated fees incurred for CCO services for the period March 31, 2014 (commencement of operations) through December 31, 2014, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At December 31, 2014, gross unrealized appreciation and depreciation on investments based on cost for federal income tax purposes were as follows:

Cost of investments	$5,758,901
Gross unrealized appreciation	$-
Gross unrealized depreciation	(163)
Net unrealized depreciation on investments	$(163)

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period March 31, 2014 (commencement of operations) through December 31, 2014, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ (68,897)	$ 91,321	$ (22,424)

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	-
Tax accumulated earnings	-
Accumulated capital and other losses	(56,524)
Net unrealized depreciation on investments	(163)
Total accumulated deficit	$(56,687)

Post-October capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. As of December 31, 2014, the Fund had $56,524 of Post-October capital losses.

LS Theta Fund
NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2014

The tax character of distributions paid during the fiscal period ended December 31, 2014 were as follows:

Distribution paid from:	2014
Ordinary income	$-
Net long-term capital gains	56,714
Total distributions paid	$56,714

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the period March 31, 2014 (commencement of operations) through December 31, 2014, the Fund received $280 in redemption fees.

Note 6 – Investment Transactions
The Fund’s primary strategy consists of selling put options on exchange traded funds (“ETFs”) and equity indexes. The Fund did not have any purchases or sales of investments with maturities of one year or more during the period March 31, 2014 (commencement of operations) through December 31, 2014.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares. With respect to Investor Class, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets. The Institutional Class does not pay any distribution fees.

For the period March 31, 2014 (commencement of operations) through December 31, 2014, distribution fees incurred are disclosed on the Statement of Operations.

Note 8 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the period March 31, 2014 (commencement of operations) through December 31, 2014, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

LS Theta Fund
NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2014

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2014, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3*	Total
Assets
Investments
Short-Term Investments
Money Market	$124,344	$-	$-	$124,344
U.S. Treasury Bill	-	5,634,394	-	5,634,394
Total Assets	$124,344	5,634,394	$-	$5,758,738

Liabilities
Written Options Contracts	$60,480	$-	$-	$60,480

*	The Fund did not hold any Level 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

LS Theta Fund
NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2014

Note 11 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in options contracts during the period March 31, 2014 (commencement of operations) through December 31, 2014.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of December 31, 2014 by risk category are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
Equity contracts		$-	Written options contracts, at value	$60,480
Total		$-		$60,480

The effects of derivative instruments on the Statement of Operations for the period March 31, 2014 (commencement of operations) through December 31, 2014 are as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Total
Equity contracts	$47,574	$15,986	$63,560
Total	$47,574	$15,986	$63,560

	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Total
Equity contracts	$-	$(41,068)	$(41,068)
Total	$-	$(41,068)	$(41,068)

The quarterly average volumes of derivative instruments as of December 31, 2014 are as follows:

Derivatives not designated as hedging instruments
Equity contracts	Written options contracts	Number of contracts	(70)

LS Theta Fund
NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2014

Note 12 - Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 13 – Recently Issued Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

Note 14 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and
Shareholders of LS Theta Fund

We have audited the accompanying statement of assets and liabilities of the LS Theta Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of December 31, 2014, and the related statement of operations, the statement of changes in net assets and financial highlights for the period March 31, 2014 (commencement of operations) through December 31, 2014.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LS Theta Fund as of December 31, 2014, and the results of its operations, the changes in its net assets and its financial highlights for the period March 31, 2014 (commencement of operations) through December 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 2, 2015

LS Theta Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information
Long-Term Capital Gain Designation
For federal income tax purposes, the Fund designates long-term capital gain dividends of $56,714, or the amounts determined to be necessary, for the year ended December 31, 2014.

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (844) 8LIQUID (844-854-7843).  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
“Independent” Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013-present). Executive Vice President, Client Management and Development, Access Data Corporation, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	76	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	76	None.
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2013-present). Independent financial services consultant (1996-2014); Interim CEO, Unified Fund Services, Inc. (now Huntington Fund Services), a mutual fund service provider (2003-2006); Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus –NICSA, an investment management trade association (2012-present).	76	None.
Interested Trustees:
John P. Zader a † (born 1961) Trustee	Since November 2007	Retired (2014-present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, (2006-June 2014). President, Investment Managers Series Trust (December 2007-June 2014).	76	Investment Managers Series Trust II, a registered investment company.
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration, LLC (2006 – present).	76	Investment Managers Series Trust II, a registered investment company.

LS Theta Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust
Maureen Quill [a] (born 1963) President	Since June 2014	Chief Operating Officer (June 2014-present); Executive Vice-President, UMB Fund Services, Inc. (January 2007-June 2014). Vice-President, Investment Managers Series Trust (December 2013 – June 2014).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007).	N/A	N/A
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 – present).	N/A	N/A
Joy Ausili[b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 – present).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 W. Galena Street, Milwaukee, WI 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Dziura: 39 Statford Square, Boyerstown, PA 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

LS Theta Fund
EXPENSE EXAMPLE
For the Six Months Ended December 31, 2014 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and or/service (12b-1) fees (Investor Class only); and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		7/1/14	12/31/14	7/1/14 – 12/31/14
Investor Class	Actual Performance	$1,000.00	$968.10	$7.44
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.64	7.63
Institutional Class	Actual Performance	1,000.00	968.10	6.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.90	6.36

*	Expenses are equal to the Fund’s annualized expense ratios of 1.50% and 1.25% for Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

LS Theta Fund
a series of Investment Managers Series Trust

Investment Advisor
Liquid Strategies, LLC
Six Concourse Parkway, Suite 3300
Atlanta, Georgia  30328

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin  53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
LS Theta Fund - Investor Class	LQTVX	46141P 289
LS Theta Fund - Institutional Class	LQTIX	46141P 271

Privacy Principles of the LS Theta Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information.  The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the LS Theta Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (844) 8LIQUID (844-854-7843), or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (844) 8LIQUID (844-854-7843), or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (844) 8LIQUID (844-854-7843).  The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

LS Theta Fund
 P.O. Box 2175
Milwaukee, WI 53201
Toll Free:  (844) 8LIQUID (844-854-7843)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-844-854-7843.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2014	FYE 12/31/2013
Audit Fees	$14,250	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2014	FYE 12/31/2013
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 12/31/2014	FYE 12/31/2013
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	3/10/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	3/10/2015

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	3/10/2015